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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                                _______________

                                  FORM 8-K/A


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): June 25, 1997 (April 10, 1997)
                                                  ------------------------------


                          FIRST CITIZENS CORPORATION
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              (Exact name of registrant as specified in charter)


  Georgia                            333-4304                      58-2232785
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(State or other                (Commission File            (I.R.S. Employer
jurisdiction of                     Number)                 Identification No.)
incorporation)


19 Jefferson Street, Newnan, Georgia                                 30263
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(Address of principal executive offices                            (Zip Code)



Registrant's telephone number, including area code:  (770) 253-5017
                                                     ---------------------------



                                Not Applicable
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        (Former name or former address, if changed since last report.)
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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements of Business Acquired.
         -----------------------------------------

          On April 10, 1997, the Registrant filed a Current Report on Form 8-K to report its acquisition of Tara Bankshares Corporation ("Tara"). Tara's audited financial statements as of December 31, 1996 and for the two years then ended are filed herewith as Exhibit 99.1.
                                                         ------------

     (b) Pro Forma Financial Information.
         -------------------------------

          Pro forma financial information reflecting the Registrant's acquisition of Tara is filed herewith as Exhibit 99.2.
                                                   ------------

     (c)  Exhibits.
          --------

          99.1 Tara's audited financial statements as of December 31, 1996 and for the two years then ended.

          99.2 Pro forma financial information reflecting the Registrant's acquisition of Tara:

                (a)  Pro Forma Combined Balance Sheet as of December 31, 1996;

                (b) Pro Forma Combined Statement of Income for the Year Ended March 31, 1996; and

                (c) Pro Forma Combined Statement of Income for the Nine Months Ended December 31, 1996.

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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    FIRST CITIZENS CORPORATION



                                    By:/s/ Thomas J. Moat
                                       --------------------------------------
                                       Thomas J. Moat
                                       President and Chief Executive Officer


                                    Date:  June 25, 1997
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